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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 23, 1997
                                ----------------

                               Bridge View Bancorp
                           --------------------------
             (Exact name of registrant as specified in its charter)



         New Jersey                        1-12165                 22-3461336
         ----------                        -------                 ----------
(State or other jurisdiction of         (Commission             (I.R.S. Employer
 incorporation or organization)         File Number)             Identification)



                                457 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632



457 Sylvan Avenue, Englewood Cliffs, NJ                                    07632
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (zip code)


         Registrant's telephone number, including area code 201-871-7800
                                                            ------------
--------------------------------------------------------------------------------


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Item 5.           Other Events
                  ------------

         On July 23, 1997, the Registrant issued a press release announcing its earnings for the quarter ended June 30, 1997.




Item 7.           Exhibits
                  --------

         The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.                Description
-----------                -----------
99                         Press Release dated July 23, 1997









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bridge View Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                             BRIDGE VIEW BANCORP
                                                             -------------------
                                                             (Registrant)


Dated : July 30, 1997                               By :/s/ Albert F. Buzzetti
                                                      --------------------------
                                                      Albert F. Buzzetti
                                                      President and Chief
                                                      Executive Officer




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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.                                 Description
-----------                                 -----------

   99                            Press Release dated July 23, 1997